UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2008
180 CONNECT INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33670	20-2650200
(Commission File No.)	(IRS Employer Identification No.)
6501 E. Belleview Avenue
Englewood, Colorado 80111
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 395-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On March 31, 2008, 180 Connect Inc. (the “Registrant”) released financial information with respect to its fiscal year ended December 31, 2007. A copy of the press release containing this information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof. Such information shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.
The information in Item 2.02 of the Current Report and the accompanying exhibit shall not be incorporated by reference into any filing by the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by a specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
99.1 Press release dated as of March 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

180 CONNECT INC.
(Registrant)

	By:	/s/ Steven Westberg
Steven Westberg Chief Financial Officer
Dated: March 31, 2008